Acquisitions - Summary of Unaudited Pro Forma Financial Information (Detail) - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Business Combinations [Abstract]
Net revenues	$ 340,216	$ 331,302
Net income applicable to common stock	$ 51,849	$ 40,956
Net income per common share - basic	$ 0.54	$ 0.43
Net income per common share - diluted	$ 0.54	$ 0.43